UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2022

BridgeBio Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38959	84-1850815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 Kipling Street Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

(650) 391-9740

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	BBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 4, 2022, BridgeBio Pharma, Inc. (the “Company”) reported recent business updates and its financial results for the second quarter ended June 30, 2022. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

Recent Developments

Phase 2b Data for Encaleret in Autosomal Dominant Hypocalcemia Type 1 and Design of Phase 3 Pivotal Study

On June 13, 2022, the Company announced positive data from the Phase 2b study of encaleret in patients with autosomal dominant hypocalcemia type 1 (“ADH1”). Thirteen adults with ADH1 caused by nine unique Calcium-sensing receptor variants participated in the three-period, Phase 2b, open-label, dose-ranging study. Oral calcium and activated vitamin D supplements were discontinued prior to encaleret initiation. Periods 1 and 2 each evaluated encaleret over the course of five inpatient days and Period 3 included a 24-week outpatient evaluation. Based on 24-week outpatient data, the Company observed:

•

Mean values of blood calcium, urinary calcium, and blood parathyroid hormone, key biochemical parameters of mineral homeostasis, were normalized by Period 2, Day 5 and were sustained through Period 3, Week 24 of the trial

•

At Week 24 of encaleret treatment, 92% (12/13) of participants had achieved normal trough blood calcium levels in the absence of extra-dietary calcium supplements and active vitamin D, and 77% (10/13) of participants had normal urinary calcium excretion

•	Encaleret was well-tolerated with no serious adverse events reported; there were no treatment discontinuations or study withdrawals

The participants who completed Period 3 of the study were eligible to continue in an open-label extension of up to 25 months. The planned Phase 3 pivotal study in patients with ADH1 is designed as a randomized, open-label, two-arm study comparing the effect of encaleret to standard of care on blood and urine calcium for 24 weeks. The Company plans to initiate the Phase 3 trial in the second half of 2022 with an expected readout of top-line data at the end of 2023.

Selection of KRAS G12C Development Candidate

On August 4, 2022, the Company announced the selection of a next-generation KRAS G12C dual inhibitor development candidate, a small molecule that directly binds and inhibits KRAS G12C in both its active (GTP bound) and inactive (GDP bound) conformations. The Company currently intends to begin clinical work in mid-2023.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 4, 2022, furnished herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BridgeBio Pharma, Inc.

Date: August 4, 2022	/s/ Brian C. Stephenson
Brian C. Stephenson
Chief Financial Officer